EXHIBIT 99.1

OMNIQ Schedules Second-Quarter 2024 Earnings Call

SALT LAKE CITY, Aug. 13, 2024 (GLOBE NEWSWIRE) -- OMNIQ Corp. (OTCQB: OMQS) (“OMNIQ” or the “Company”), a provider of Artificial Intelligence (AI) and IoT–based solutions will release Second Quarter 2024 Earnings after the market close on August 14th, 2024.

The announcement will be followed by a live earnings call with management the following morning, Thursday, August 15th, 2024, at 8:30 AM EST. You can join the call by visiting www.omniQ.com or by using the link provided below.

CALL DETAILS

Thursday, August 15th, 2024 - 8:30 AM Eastern Time

  Webcast - Audio and Teleconference
  Webcast URL: https://www.webcaster4.com/Webcast/Page/2310/51100

TO CALL IN BY PHONE

  Toll-Free Number: 888-506-0062
  International: 973-528-0011
  Participant Access Code: 287161

Participants will be greeted by an operator and asked for the access code. If a caller does not have the code, they can reference the company name.

During the call, omniQ’s management team will discuss the company's financial performance for the second quarter of 2024 and provide an update on strategic initiatives. The earnings call will include a question-and-answer session for analysts and institutional investors.

MISSED THE CALL? LISTEN TO THE REPLAY

  Toll Free: 877-481-4010
  International: 919-882-2331
  Replay Passcode: 51100

ABOUT OMNIQ

OMNIQ Corp. (OTCQB: OMQS) provides computerized and machine vision image processing solutions that use patented and proprietary AI technology to deliver real time object identification, tracking, surveillance, and monitoring for the Supply Chain Management, Public Safety, and Traffic Management applications. The technology and services provided by the Company help clients move people, objects and manage big data safely and securely through airports, warehouses, schools, and national borders and in many other applications and environments.

OMNIQ’s customers include government agencies and leading Fortune 500 companies from several sectors, including manufacturing, retail, distribution, food and beverage, transportation and logistics, healthcare, and oil, gas, and chemicals.  Since 2014, annual revenues have more than doubled, reaching $81 million in 2023,   from clients in more than 40 countries.

The Company currently addresses several billion-dollar markets with double-digit growth, including the Global Smart City & Public Safety markets.

Information about forward-looking statements

This press release includes forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995, specifically under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements, which address expected future events, economic performance, and financial outcomes, are not historical facts but predictions based on current expectations and projections.

Such forward-looking statements, identifiable by terms like "anticipate," "expect," "may," "believe," and similar expressions, should not be seen as guarantees of future results. They are based on the information available at the time of making and reflect management's current expectations about future events. These statements are subject to various risks and uncertainties that could cause actual results to differ significantly from those projected or implied. Some of these risks include fluctuations in product demand, the introduction of new offerings, maintaining customer and strategic relationships, competitive pressures, market growth, financial liquidity, debt management, and the ability to integrate new acquisitions effectively.

Specific forward-looking statements in this release include expectations regarding financial strategies, revenue growth, and operational improvements. For a detailed discussion of risks and uncertainties that could affect OMNIQ Corp.'s future performance, please refer to our recent filings with the Securities and Exchange Commission at https://www.sec.gov. OMNIQ Corp. does not commit to updating these forward-looking statements unless required by law.

CONTACT
IR@OMNIQ.com

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/09c2d356-4cdb-44ef-9b87-4b463cdc0766